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Gwen Carlson Conexant Systems, Inc. (949) 483-7363	Scott Allen Conexant Systems, Inc. (949) 483-2698

CONEXANT NAMES CO-PRESIDENTS FOR THE CONTINUING COMPANY

Industry Veterans Christian Scherp and Sailesh Chittipeddi to Share Responsibilities

NEWPORT BEACH, Calif., July 15, 2009 – Conexant Systems, Inc. (NASDAQ: CNXT) today announced that Christian Scherp and Sailesh Chittipeddi have been named co-presidents for the company that will continue when the transaction to sell the Broadband Access business to Ikanos Communications, Inc. (NASDAQ: IKAN) is completed, which is expected to occur in the fourth fiscal quarter. The appointments are effective immediately.

Most recently, Scherp served as Conexant president and Chittipeddi was executive vice president of Global Operations and chief technical officer. In their new capacities, Scherp and Chittipeddi will continue to report to Scott Mercer, Conexant chairman and chief executive officer.

“Christian and Sailesh are industry veterans who have demonstrated that they possess the vision, drive, and skill sets required to consistently deliver outstanding results,” Mercer said. “With the pending sale of our Broadband Access business, we are poised to become a more focused, more profitable company where a nimble, streamlined organization optimized to make good decisions quickly will maximize our success. Christian and Sailesh will share responsibilities and concentrate on their main areas of expertise. Christian will have primary responsibility for worldwide sales, marketing, and program management, and Sailesh will manage our global engineering, operations, quality, IT, and associated infrastructure-support activities. I have complete confidence in their ability to lead the continuing Conexant team and am enthusiastic about our prospects.”

Scherp joined Conexant in 2005 as senior vice president of Worldwide Sales and was promoted to president in April 2008.

“I look forward to working closely with Scott and Sailesh,” Scherp said. “Our continuing company will occupy leading positions in the imaging, audio, video, and embedded-modem segments we address, and we expect to enhance those positions in the future. We also have an outstanding customer base characterized by long-term partnerships with many of the world’s leading technology companies, and our teams remain committed to delivering innovative solutions that provide customers with significant competitive advantages in the marketplace.”

Chittipeddi joined Conexant in 2006 as senior vice president of Global Operations and was promoted to executive vice president of Global Operations and chief technical officer in April 2008.

“Our continuing company will possess the talent, technology, and products required to achieve even greater levels of success in the areas we have chosen to address,” Chittipeddi said. “Our worldwide engineering teams will focus on providing cost-effective products optimized to meet customer requirements, while our global operations team will remain committed to continually improving operational efficiency and execution. I am also enthusiastic about working with Christian and the sales and marketing teams to ensure that we develop compelling product roadmaps.”

About Christian Scherp

Prior to joining Conexant in June 2005 as senior vice president of Worldwide Sales, Scherp, 44, spent eight years with Infineon Technologies North America. In his last position at Infineon, he served as vice president and general manager of the company’s North American Wireless/Wireline Communications Group. He was also vice president of marketing for the North American Wireline Communications Group, and vice president and general manager of the Communications Group’s wide area networking business. Before Infineon was spun-off from Siemens AG in 1997, Scherp spent six years in a variety of consulting and full-time positions in engineering, marketing, and business planning at Siemens. He holds a master’s degree in electrical and electronics engineering, and a master’s degree in business administration from the Technical University of Munich, Germany.

About Sailesh Chittipeddi

Chittipeddi, 46, joined Conexant in June 2006 as senior vice president of Global Operations. In April 2008, he was promoted to executive vice president of Global Operations and chief technical officer, with responsibility for Global Operations, Quality, Worldwide Manufacturing Engineering, Design Platform Engineering, and Purchasing. Prior to joining Conexant, Chittipeddi spent 17 years in several senior R&D and operations-related positions with Agere Systems, Lucent Technologies, AT&T Microelectronics, and AT&T Bell Labs. He also served as Lucent’s SEMATECH representative, and was a member of the Technical Staff with AT&T Bell Labs. Chittipeddi holds a master’s degree in business administration from the University of Texas at Austin, a master’s degree and a doctorate in physics from Ohio State University, and a master’s degree in physics from Northern Illinois University. He also holds 59 U.S. patents related to semiconductor process, package, and design, and has authored nearly 40 publications.

About Conexant

Conexant’s comprehensive portfolio of innovative semiconductor solutions includes products for imaging, video, audio, and Internet connectivity applications. Conexant is a fabless semiconductor company headquartered in Newport Beach, Calif. To learn more, please visit www.conexant.com.

Safe Harbor Statement

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.  These forward-looking statements generally can be identified by phrases such as Conexant or its management “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import.  Similarly, statements in this release that describe our business strategy, outlook, objectives, plans, intentions, or goals are also forward-looking statements.  All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.

These risks and uncertainties include, but are not limited to: the ability of Ikanos Communications, Inc. to receive any necessary shareholder approval in connection with its acquisition of our Broadband Access product lines; our ability to successfully execute asset acquisitions, dispositions, mergers, and restructurings; our ability to identify and execute acquisitions, divestitures, mergers, or restructurings, as deemed appropriate by management; the availability of manufacturing capacity; changes in our product mix; pricing pressures and other competitive factors; our ability to timely develop and implement new technologies and to obtain protection for the related intellectual property; the cyclical nature of the semiconductor industry, which is subject to significant downturns that may negatively impact our business, financial condition, cash flow, and results of operations; the cyclical nature of the markets addressed by our products and our customers’ products; volatility in the technology sector and the semiconductor industry; the risk that capital needed for our business and to repay our indebtedness will not be available when needed; our successful development of new products; the timing of our new product introductions and our product quality; demand for and market acceptance of our new and existing products; our ability to anticipate trends and develop products for which there will be market demand; product obsolescence; the ability of our customers to manage inventory; the financial risks of default by tenants and subtenants in the space we own or lease; the risk that the value of our common stock may be adversely affected by market volatility or failure to meet all applicable listing requirements of the NASDAQ Global Market; the substantial losses we have incurred; the uncertainties of litigation, including claims of infringement of third-party intellectual property rights or demands that we license third-party technology, and the demands it may place on the time and attention of our management and the expense it may place on our company; general economic and political conditions and conditions in the markets we address; and possible disruptions in commerce related to terrorist activity or armed conflict, as well as other risks and uncertainties, including those detailed from time to time in our Securities and Exchange Commission filings.

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